UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2009
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Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)
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New York	000-13314	11-2695037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code 631-360-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 5.03	Amendment to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective October 29, 2009, the Board of Directors of Smithtown Bancorp, Inc. adopted an amendment to the ByLaws of Smithtown Bancorp, Inc. effecting the Audit Committee Charter and the Governance and Nominating Committee Charter.  Smithtown Bancorp, Inc. (the “Bancorp”) is a one-bank holding company.  Its banking subsidiary is Bank of Smithtown.  The Audit Committee of the Board of Directors of Bank of Smithtown serves as the audit committee for the Bancorp.  The charter of the Audit Committee was amended to add (i) that all members of the committee must also be “independent of management” as such term is defined in pertinent legal and/or regulatory standards, (ii) that the determination of whether a committee member is an “independent director”, an “audit committee financial expert” and “independent of management” shall be made annually by the Board of Directors based upon the recommendations of the Governance and Nominating Committee, and (iii) that if one or more employees of Bank of Smithtown is performing the internal audit function, the employee(s) shall report to the Audit Committee regarding audit matters and to the Chief Executive Officer of the Bank regarding administrative matters.  The charter of the Governance and Nominating Committee of the Board of Directors of the Bancorp was amended to include the responsibilities and authorization of that committee to evaluate on an annual basis whether the directors serving on the Audit Committee or who may serve on that committee are outside directors and are independent of management and the criteria for making those evaluations.  The amendments were adopted to comply with recent amendments to regulations of the Federal Deposit Insurance Corporation.

Item 9.01	Financial Statement and Exhibits

Exhibit No.	Description
1	Charter of Audit Committee of Bank of Smithtown amended as of October 29, 2009

2	Charter of Governance and Nominating Committee of Smithtown Bancorp amended as of October 29, 2009

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: October 29, 2009	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
	Name:	Bradley E. Rock
	Title:	Chairman, President and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: October 29, 2009	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
	Name:	Bradley E. Rock
	Title:	Chairman, President and
Chief Executive Officer